VERTICAL CAPITAL INCOME FUND

July 7, 2015

Supplement to the Prospectus dated January 31, 2015
and the prior Supplement dated June 23, 2015

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At a meeting held on June 29, 2015, the Fund's Board of Trustees approved the appointment of a new investment adviser to the Fund - Behringer Advisors, LLC (the "Adviser"). Effective July 6, 2015, the Adviser manages the Fund pursuant to an interim advisory agreement ("Interim Agreement") with the Fund. The investment advisory fee paid by the Fund remains unchanged at an annual rate of 1.25% of the Fund's daily net assets. The Board of Trustees will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with the Adviser. The Interim Agreement will terminate on November 19, 2015, or earlier if the investment advisory agreement is approved by a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940. Pursuant to the terms of the Interim Agreement, the Adviser manages the Fund's investments on a day-to-day basis and employs substantially the same investment strategies employed by the prior investment adviser to the Fund. References to Vertical Capital Asset Management, LLC (the prior investment adviser) in the Fund's Prospectus should be disregarded.

Behringer Advisors, LLC

The Adviser, located at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, provides day to day management of the Fund's investment portfolio pursuant to the Interim Agreement and earns a management fee at the annual rate of 1.25% of the Fund's daily net assets.

The Adviser is owned by Behringer Harvard Holdings, LLC ("Behringer"), a national sponsor of alternative investment products designed for the individual and institutional investor. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 but has no operating history managing registered investment companies. The Adviser's investment professionals are responsible for developing, recommending and implementing the Fund's investment strategy. The Adviser's investment professionals manage other real-estate related platforms for Behringer. The Adviser's investment professionals have significant experience and an extensive track record of investing in real estate properties, real estate-related debt and real estate industry securities. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. The Adviser relies on its parent, Behringer, for certain investment, finance, accounting, legal and administrative services. The Adviser is deemed to be controlled by Robert M. Behringer through his ownership of at least 25 percent of the parent company of the Adviser.

Portfolio Managers

David F. Aisner

Co-Portfolio Manager

David F. Aisner is an executive vice president of the Adviser, a position held since July 2015. Mr. Aisner shares primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since July 2015. Mr. Aisner works closely with Behringer's real estate team to implement acquisition strategies across various investment programs. In addition to serving as an executive vice president of the Adviser, Mr. Aisner serves in a similar capacity for other Behringer entities that are affiliated with the Adviser. Prior to joining Behringer in 2010, Mr. Aisner was employed at iStar Financial from 2008 to 2010 in the Investments Group, performing underwriting and asset management duties on a range of deal types and asset classes. From 2002 to 2006, Mr. Aisner was a vice president at The 1794 Commodore Funds, a $100 million multi-strategy fund of funds affiliated with the William A.M. Burden & Co. family office and York Capital Management, an event-driven hedge fund. From 2000 to 2002, he was employed with R. S. Carmichael & Company, a management consulting firm catering to financial services clients. Mr. Aisner earned a Bachelor of Arts degree, double-majoring in economics and political science, from Williams College. He received an MBA with a concentration in real estate at the Wharton School of Business at the University of Pennsylvania.

Robert J. Chapman

Co-Portfolio Manager

Robert J. Chapman is executive vice president of the Adviser, a position held since July 2015. Mr. Chapman shares primary responsibility for management of the Fund's investment portfolio and has served in this capacity since July 2015. Prior to joining Behringer in 2007, Mr. Chapman was chief financial officer of AMLI Residential Properties Trust, a publicly traded multifamily real estate investment trust from 1997-2007; managing director of Heitman Capital Management Corporation (1994-1997); managing director and chief financial officer of JMB Institutional Realty Corporation (1994); and managing director and chief financial Officer of JMB Realty Corporation (1976-1994). Mr. Chapman has served as a member of the Advisory Board of the Graaskamp Center for Real Estate of the University of Wisconsin. He served as a Founding Board Member of the National Association of Real Estate Companies (NAREC) and the Real Estate Advisory Council of the University of Cincinnati. Mr. Chapman has also been an adjunct professor of real estate finance at DePaul University in Chicago, Illinois. Mr. Chapman received a BBA degree in accounting and an MBA degree in finance from the University of Cincinnati.

This Supplement, and the Prospectus and Statement of Additional Information both dated January 31, 2015, as well as the prior Supplement dated June 23, 2015, provide relevant information for all shareholders and should be retained for future reference. Each of the Prospectus and the Statement of Additional Information dated January 31, 2015, as well as the prior Supplement dated June 23, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-277-VCIF or by visiting www.VerticalUS.com.

Please retain this Supplement for future reference.